UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2017

____________________________

Ocean Thermal Energy Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-19411-C	65-0008012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Queen Street

Lancaster, PA 17603

(Address of principal executive offices, including zip code)

(717) 715-0238

(Registrant’s telephone number, including area code)

TetriDyn Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on the Current Report on Form 8-K filed by TetriDyn Solutions, Inc., a Nevada corporation (“TetriDyn”), with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2017, TetriDyn entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ocean Thermal Energy Corporation, a Delaware corporation (“OTE”). On May 9, 2017, TetriDyn consummated the acquisition of all outstanding equity interests of OTE pursuant to the terms of the Merger Agreement, with a newly-created Delaware corporation that is wholly-owned by TetriDyn (“TetriDyn Merger Sub”), merging with and into OTE (the “Merger”) and OTE continuing as the surviving corporation and a wholly-owned subsidiary of TetriDyn. Effective upon the consummation of the Merger (the “Closing”), the OTE Stock issued and outstanding or existing immediately prior to the Closing of the Merger was converted at the Closing into the right to receive shares of New TetriDyn Stock (as defined below) as herein provided. As a result of the Merger, TetriDyn succeeded to the business and operations of OTE.

In order to effect the Merger, on May 8, 2017, TetriDyn effectuated a recapitalization that consisted of a 2.1676 to 1 forward split (the “Forward Stock Split”) of its 247,178 shares of issued and outstanding stock (“TetriDyn Post-Split Stock”). On May 8, 2017, the Secretary of State of the State of Nevada accepted the Company’s Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations (Pursuant to NRS 78,385 and 78,390 – After Issuance of Stock (the “Certificate of Amendment”) effectuating the Forward Stock Split. Additionally, pursuant to the Certificate of Amendment and in connection with the Merger and in order to effectuate the Forward Stock Split, TetriDyn’s name was changed to “Ocean Thermal Energy Corporation” (the “Company”) and the number of authorized shares of common stock of the Company, par value $0.001 per share, was increased to 200,000,000 shares.

The foregoing description of the Certificate of Amendment is qualified in its entirety by the text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective upon the Closing, (i) each share of the common stock of OTE issued and outstanding immediately prior to the Closing (“OTE Stock”) was converted into the right to receive one fully-paid and nonassessable newly-issued share of TetriDyn Post-Split Stock (the “New TetriDyn Stock”), subject to certain restrictions on transfer as provided in the Merger Agreement and subject to the rights of certain holders of shares of OTE Stock to exercise their rights as dissenters to seek an appraisal of the fair value thereof as provided under Delaware Law (each, a “Dissenting OTE Stockholder”); (ii) each former holder of a warrant to purchase OTE Stock that was outstanding immediately prior to the Closing (collectively, the “Former Warrant Holders”) was granted a new warrant to purchase shares of New TetriDyn Stock at the same applicable exercise price and terms of such holder’s warrant to purchase OTE Stock and each such warrant to purchase OTE Stock in effect as of immediately prior to the Closing was terminated and cancelled; and (iii) each former holder of a convertible debenture exercisable to purchase OTE Stock that was outstanding immediately prior to the Closing (collectively, the “Former Convertible Debenture Holders”) was issued a new convertible debenture to purchase shares of New TetriDyn Stock at the same exercise price and terms of such holder’s convertible debenture to purchase OTE Stock and each such convertible debenture to purchase OTE Stock in effect as of immediately prior to the Closing was terminated and cancelled.

The number of shares of New TetriDyn Stock issued to the stockholders of OTE, together with the number of shares issuable on the exercise of warrants held by the Former Warrant Holders and the conversion of outstanding convertible debentures held by the Former Convertible Debenture Holders constitutes, on a consolidated fully-diluted basis, 90% of the number of shares of common stock of the Company on a fully-diluted basis after giving effect to the Merger. The shares of common stock of the Company, par value $0.001 per share (“Company Stock”), issued and outstanding immediately prior to Closing will remain issued and outstanding. On a fully-diluted basis, the former stockholders of OTE own 99.5% of the issued and outstanding shares of the Company’s capital stock, with the stockholders of TetriDyn immediately prior to the Closing owning the remaining 0.5%. The Board of Directors of TetriDyn determined that the terms of the Merger were fair to, and in the best interest of its stockholders in light of the current development of, and proprietary rights of OTE in, the business of providing deep-water hydrothermal technologies to provide renewable energy and drinkable water. The Board of Directors determined that the value of this business, relative to TetriDyn’s ongoing efforts to develop sustainable living communities by creating ecologically sustainable “EcoVillages” powered by 100% fossil-fuel free electricity, buildings cooled by energy efficient and chemical-free systems, and on-site water produced for drinking and agriculture, is properly reflected by the terms of the Merger.

TetriDyn had a pre-existing substantive relationship with OTE by virtue of the fact (i) that the Chairman and Chief Executive Officer of TetriDyn Solutions, Jeremy P. Feakins, is also the Chairman and Chief Executive Officer of OTE, and (ii) that JPF Venture Group, Inc., a Delaware corporation, which was a stockholder of TetriDyn and a stockholder of OTE immediately prior to the Closing, and is primarily owned by Mr. Feakins, sold and transferred all of its assets, including but not limited to certain intellectual property and other assets related to the EcoVillage business, to TetriDyn, as discussed further in the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2017, as amended by that certain Current Report on Form 8-K/A filed by the Company with the SEC on December 20, 2017.

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Item 3.02       Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock upon consummation of the Acquisition is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, as promulgated by the SEC thereunder.

Item 3.03       Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01       Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

The following table sets forth, as of May 11, 2017, certain information as to shares of the Company’s common stock owned by (i) each person known to beneficially own more than five percent (5%) of our outstanding common stock or preferred stock, (ii) each of our directors, and each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 800 South Queen Street, Lancaster, Pennsylvania 17603.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
JPF Venture Group, Inc. (3)	9,296,993	7.06%
Jeremy P. Feakins (4)	17,943,395	13.62%
Antoinette Hempstead (5)	115,132	*
Peter H. Wolfson (6)	911,818	*
Steve Oney (7)	7,648,000	6.23%
All executive officers and directors as a group (three persons)	18,973,336	14.30%

_______________________

* Less than 1%

(1)       Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 122,755,483 shares of our common stock outstanding on May 11, 2017, and are calculated as required by rules promulgated by the SEC.

(2)       Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.

(3)       JPF Venture Group, Inc.’s beneficial ownership is reported based on its ownership of (a) 265,602 shares owned of record, and (b) shares of common stock issuable on the conversion of a (i) $50,000 promissory note dated June 2015, convertible at $0.03 per share into 3,612,596 shares of common stock; (ii) $50,000 promissory note dated November 2015, convertible at $0.03 per share into 3,612,596 shares of common stock; and (iii) $25,000 promissory note dated December 2016, convertible at $0.03 per share into 1,806,298 shares of common stock. All calculations in this footnote are based on conversion of the principal only.

(4)       Consists of 8,646,401 shares owned of record by Jeremy Feakins and shares beneficially owned by JPF Venture Group, Inc. as set forth in footnote 3 above. JPF Venture Group, Inc. is an investment entity that is majority-owned by Jeremy P. Feakins. Jeremy Feakins also controls JPF Venture Group, Inc., and as such, is deemed to be the beneficial owner of shares owned of record by it.

(5)       Consists of 9,119 shares owned of record by Antoinette K. Hempstead and 106,013 shares owned of record by Sawtooth Meadows, LP. Antoinette Knapp Hempstead is owner of, and controls, Sawtooth Meadows, LP, and as such, is deemed to be the beneficial owner of shares owned of record by Sawtooth Meadows, LP.

(6)       Peter H. Wolfson’s beneficial ownership is reported based on his ownership of (a) 11,661 shares owned of record, and (b) shares of common stock issuable on the conversion of a $12,500 promissory note dated October 2016, convertible at $0.03 per share into 903,148 shares of common stock. All calculations in this footnote are based on conversion of the principal only.

(7)       Steve Oney’s beneficial ownership is reported based on his ownership of 7,648,000 shares owned of record.

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Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01       Regulation FD Disclosure

On May 10, 2017, the Company issued a press release announcing that it has consummated the transactions contemplated by the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d)       Exhibits

3.1	Certificate of Amendment to the Company’s Articles of Incorporation for Nevada Profit Corporations (Pursuant to NRS 78,385 and 78,390 – After Issuance of Stock, filed with the Secretary of State of the State of Nevada on May 8, 2017.
99.1	Press Release issued by the Company on May 10, 2017.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 (the “Item 7.01 Information”) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

By providing the Item 7.01 Information, the Company makes no admission as to the materiality of the Item 7.01 Information. The Item 7.01 Information is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the Item 7.01 Information, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN THERMAL ENERGY CORPORATION

By:	/s/ Jeremy Feakins
Jeremy Feakins Chief Executive Officer and Chief Financial Officer

Date: May 12, 2017

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